UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): October 5, 2021

PHX MINERALS INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1601 NW Expressway,
Suite 1100
Oklahoma City, OK	73118
(Address of principal executive offices)	(Zip code)

(405) 948-1560

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01666 par value	PHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting of Shareholders of PHX Minerals Inc. (the “Company”) held on October 5, 2021 (the “2021 Special Meeting”), the Company’s shareholders voted on and approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the total number of shares of capital stock which the Company has the authority to issue from 36,000,500 shares to 54,000,500 shares (the “Amendment”).

Following the approval of the Amendment by the Company’s shareholders at the 2021 Special Meeting, the Company filed a Certificate of Amendment effecting the Amendment with the Secretary of State of Oklahoma.

A description of the Amendment is set forth in the Company’s definitive proxy statement for the 2021 Special Meeting on Schedule 14A, which was filed with the Securities and Exchange Commission on August 26, 2021 (the “2021 Special Proxy Statement”). The description of the Amendment is qualified in its entirety by reference to the full text of the Company’s Amended and Restated Certificate of Incorporation, as amended by the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2021 Special Meeting on October 5, 2021 by live audio-only webcast.  Based on the record date of August 17, 2021, there were 30,400,612 shares of Class A Common Stock, par value $0.01666 per share (“Common Stock”), outstanding and entitled to vote at the 2021 Special Meeting, of which 19,938,650 shares, or approximately 66% of the Company’s Common Stock issued and outstanding, were represented either in person or by proxy.

At the 2021 Special Meeting, the Company’s shareholders voted on the following proposal, a detailed description of which is contained in the 2021 Special Proxy Statement:

(1)

Approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the authorized number of shares of the Company’s Common Stock from 36,000,500 shares to 54,000,500 shares.

The proposal was approved by the Company’s shareholders. The following table provides the results of the voting proposal:

Proposal #1 – Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 36,000,500 shares to 54,000,500 shares:

	For	Against	Abstentions	Broker Non-Votes
Totals	18,644,920	1,228,407	65,323	-

Item 9.01	Financial Statements & Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1*	Amended and Restated Certificate of Incorporation.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHX Minerals Inc.

		By:	/s/ Chad L. Stephens
Chad L. Stephens
Chief Executive Officer

DATE:	October 6, 2021